UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2026
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Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Clearwave Fiber LLC (“Clearwave Fiber”), a Delaware limited liability company that was a joint venture between the Cable One, Inc. (the “Company”) and certain unaffiliated third-party investors, entered into an Agreement and Plan of Merger (the “Clearwave Fiber Merger Agreement”) with Point Broadband Acquisition, LLC, a Delaware limited liability company (“Point Parent”), and CWF Alloy Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Point Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub had agreed to merge with and into Clearwave Fiber (the “Clearwave Fiber Merger”), with Clearwave Fiber surviving the Clearwave Fiber Merger as a wholly-owned subsidiary of Point Parent. Concurrently with Clearwave Fiber’s entry into the Clearwave Fiber Merger Agreement, the Company entered into a rollover agreement (the “Rollover Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, the equity interests of Clearwave Fiber owned by the Company would be contributed to Point Broadband Holdings, LLC, a Delaware limited liability company and the indirect parent company of Point Parent (“Point Holdings”), immediately prior to the effective time of the Clearwave Fiber Merger in exchange for certain equity interests in Point Holdings (the “Point Rollover”).

On May 4, 2026, the Clearwave Fiber Merger was consummated in accordance with the terms of the Clearwave Fiber Merger Agreement, and the Point Rollover was consummated in accordance with the terms of the Rollover Agreement. As of the date of this Current Report on Form 8-K, the Company estimates the book value of its equity interests in Point Holdings to be approximately $120 million. This estimate is preliminary and subject to change and review by the Company’s independent registered public accounting firm, as well as the finalization of the financial statements of Point Holdings and its subsidiaries reflecting the consummation of the Clearwave Fiber Merger.

The information contained in this Item 7.01 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This current report may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s and Point Holdings’ industry, business, strategy, technologies, acquisitions and strategic investments, market expansion plans, dividend policy, capital allocation, financing strategy, the Company’s and Point Holdings’ future indebtedness and the Company’s and Point Holdings’ financial results and financial conditions. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s and Point Holdings’ actual results may vary materially from those expressed or implied in the Company’s or Point Holdings’ forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or Point Holdings or on either’s behalf. Important factors that could cause the Company’s or Point Holdings’ actual results to differ materially from those in any forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2026 (the “2025 Form 10-K”) and in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “First Quarter 2026 Form 10-Q”) as filed with the SEC on April 30, 2026:

•risks relating to diverting management’s attention from the Company’s or Point Holdings’ ongoing business operations;
•Point Holdings’ ability to integrate Clearwave Fiber’s operations into its own as well as uncertainties as to Point Holdings’ ability and the amount of time necessary to realize the expected synergies and other benefits of the Clearwave Fiber Merger;
•rising levels of competition from historical and new entrants in the Company’s markets;
•recent and future changes in technology, and the Company’s ability to develop, deploy and operate new technologies, service offerings and customer service platforms;
•risks associated with the Company’s use of artificial intelligence;
•the Company’s ability to grow its residential data and business data revenues and customer base;
•increases in programming costs and retransmission fees;

•the Company’s ability to obtain hardware, software and operational support from vendors, including the potential impacts of changes in trade policy and tariffs;
•risks relating to existing or future acquisitions and strategic investments by the Company, including risks associated with the exercise of the put option associated with the remaining equity interests in Mega Broadband Investments Holdings LLC (“MBI”) and the acquisition and integration of MBI;
•the integrity and security of the Company’s network and information systems;
•the impact of possible security breaches and other disruptions, including cyber-attacks;
•the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;
•the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;
•impairments of intangible assets and goodwill;
•legislative or regulatory efforts to impose new requirements on the Company’s data services;
•additional regulation of the Company’s video and voice services or changes to government subsidy programs;
•the Company’s ability to renew cable system franchises;
•increases in pole attachment costs;
•changes in local governmental franchising authority and broadcast carriage regulations;
•the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;
•the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;
•the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;
•risks associated with the Company’s convertible indebtedness;
•the Company’s ability to pay dividends;
•the Company’s reduced stock price;
•provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes;
•adverse economic conditions, labor shortages, supply chain disruptions, changes in rates of inflation and the level of move activity in the housing sector;
•pandemics, epidemics or disease outbreaks, such as the COVID-19 pandemic, have, and may in the future, disrupt the Company’s business and operations, which could materially affect the Company’s business, financial condition, results of operations and cash flows;
•lower demand for the Company’s residential data and business data products;
•fluctuations in the Company’s stock price;
•dilution from equity awards, convertible indebtedness and potential future convertible debt and stock issuances;
•damage to the Company’s reputation or brand image;
•the Company’s ability to retain key employees (whom the Company refers to as associates);
•the Company’s ability to successfully transition to its new Chief Executive Officer;
•the Company’s ability to incur future indebtedness;
•provisions in the Company’s charter that could limit the liabilities for directors; and
•the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to those described under “Risk Factors” in the 2025 Form 10-K, the First Quarter 2026 Form 10-Q and in its subsequent filings with the SEC.

Any forward-looking statements made by the Company in this current report speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Christopher J. Arntzen
	Name:	Christopher J. Arntzen
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 8, 2026